1 RESTRICTED SHARE AGREEMENT THIS RESTRICTED SHARE AGREEMENT (this “Agreement”) is made effective as of [DATE], between Tanger Inc. (formerly Tanger Factory Outlet Centers, Inc.), a corporation organized under the laws of the State of North Carolina (the “Company”), Tanger Properties Limited Partnership, a limited partnership organized under the laws of the State of North Carolina (the “Partnership”), and «Executive» (the “Restricted Shareholder”). WHEREAS, the Company has established the Incentive Award Plan of Tanger Inc. and Tanger Properties Limited Partnership (Amended and Restated as of May 19, 2023), as amended (the “Plan”); WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); WHEREAS, the Plan provides for the issuance of the Company’s common shares, no par value (“Common Shares”), subject to certain restrictions thereon (“Restricted Shares”); WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and in the best interest of the Company and its shareholders to issue the Restricted Shares provided for herein to the Restricted Shareholder as an inducement to enter into or remain in the service of the Company, the Partnership, or any Subsidiary, and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Restricted Shares; and WHEREAS, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan. NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows: ARTICLE I. AWARD OF RESTRICTED SHARES Section 1.1 - Award of Restricted Shares For good and valuable consideration, on the date hereof the Company hereby issues to the Restricted Shareholder «RSA_Shares» Common Shares upon the terms and conditions set forth in this Agreement at a purchase price of $____ per share. Notwithstanding anything to the contrary anywhere else in this Agreement, the Restricted Shares are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Section 1.2 – Consideration to Company In consideration for the issuance of Restricted Shares by the Company, the Restricted Shareholder agrees to render faithful and efficient services to the Company, the Partnership or any Subsidiary (as applicable), with such duties and responsibilities as shall from time to time be prescribed. Nothing in this Agreement or in the Plan shall confer upon the Restricted Shareholder any right to continue in the service of the Company, the Partnership or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, the Partnership or any Subsidiary, which are hereby expressly reserved, to discharge the Restricted Shareholder at any time for any reason whatsoever, with or without cause. Exhibit 10.4

2 ARTICLE II. RESTRICTIONS Section 2.1 – Forfeiture of Restricted Shares Immediately upon the Restricted Shareholder’s Termination of Employment, the Restricted Shareholder shall forfeit any and all Restricted Shares then subject to Restrictions and the Restricted Shareholder’s rights in any Restricted Shares then subject to Restrictions shall expire, unless otherwise provided in Section 2.3(b) or 2.3(c) hereof. For purposes of this Agreement, the term “Restrictions” shall mean the exposure to forfeiture set forth in this Section 2.1 and the restrictions on sale or other transfer set forth in Sections 2.4 and 2.5 and the terms “Cause,” “Good Reason,” “Disability” and “Duties” shall have the same meanings as those terms may have in any employment agreement by and between the Restricted Shareholder and the Company, the Partnership or a Subsidiary or affiliate thereof in effect, if any (the “Employment Agreement”) or, if there is no such Employment Agreement, in the Tanger Inc. Executive Severance and Change of Control Plan, as in effect on the date of this Award (the “Severance Plan”). For the avoidance of doubt, the treatment herein of the Restricted Shareholder’s Termination of Employment by the Company the Partnership or any Subsidiary other than for Cause or by the Restricted Shareholder for Good Reason (collectively, “Involuntary Termination”) is intended to reflect the treatment of time-vested restricted shares upon Involuntary Termination under the Severance Plan. If the Restricted Shareholder participates in the Severance Plan on the date of this Award and there is any discrepancy between the treatment of Involuntary Termination herein and the treatment of time-vested restricted shares upon Involuntary Termination under the Severance Plan, the treatment described in the Severance Plan will prevail. Section 2.2 - Legend Certificates representing Restricted Shares issued pursuant to this Agreement (or book entries evidence of such Restricted Shares) shall, until all Restrictions lapse and new certificates are issued (or book entries are modified) pursuant to Section 2.3(d) hereof, bear the following legend: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR BOOK ENTRY ARE SUBJECT TO FORFEITURE, REACQUISITION AND CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED SHARE AGREEMENT BY AND BETWEEN TANGER INC., TANGER PROPERTIES LIMITED PARTNERSHIP AND THE REGISTERED OWNER OF SUCH SECURITIES, AND SUCH SECURITIES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.” Section 2.3 - Lapse of Restrictions (a) Subject to Sections 2.1 and 3.4 hereof, the Restrictions shall lapse in accordance with the following schedule:

3 Date Number of Restricted Shares No Longer Subject to Restrictions February 15, 20__ 33.33% February 15, 20 33.33% February 15, 20 33.33% (b) The Restrictions shall lapse with respect to any remaining Restricted Shares upon Restricted Shareholder’s Termination of Employment because of Restricted Shareholder’s death. (c) Subject to (i) the Restricted Shareholder’s compliance with any restrictive covenants to which such Restricted Shareholder is subject with respect to the Company, the Partnership or any Subsidiary (including, but not limited to, non-competition, non-solicitation, non-disclosure, non-disparagement, confidentiality, or other similar restrictive covenants, and including such restrictive covenants set forth in the Letter Agreement executed and delivered by the Grantee pursuant to the Severance Plan) (the “Restrictive Covenants”), (ii) the Restricted Shareholder’s execution of a release of claims in a form provided by the Company (the “Release”), and (iii) such Release becoming irrevocable within 60 days following the Restricted Shareholder’s Termination of Employment, in the event of the Restricted Shareholder’s Termination of Employment (A) by the Company, the Partnership or any Subsidiary other than for Cause, (B) by the Restricted Shareholder for Good Reason, or (C) because of the Restricted Shareholder’s Disability, the Restrictions shall lapse on the date the Release becomes irrevocable with respect to all remaining Restricted Shares. If the Restricted Shareholder fails to fully satisfy the requirements described in clauses (i)-(iii) above, all remaining Restricted Shares will be forfeited as of the Restricted Shareholder’s Termination of Employment for no consideration whatsoever and the Restricted Shareholder’s rights in such Restricted Shares shall expire. Any forfeiture of Restricted Shares as a result of a breach of Restrictive Covenants shall be in addition to, and not in lieu of, any other rights and remedies available to the Company, the Partnership or any Subsidiary at law or in equity. (d) Upon the lapse of the Restrictions, the Company shall cause new certificates to be issued with respect to such shares and delivered to the Restricted Shareholder or his or her legal representative (or otherwise modify applicable book entries), free from the legend provided for in Section 2.2 hereof and any of the other Restrictions. Notwithstanding the foregoing, no such new certificate shall be delivered to the Restricted Shareholder or his or her legal representative (and no such book entry shall be modified) unless and until the Restricted Shareholder or his or her legal representative shall have paid to the Company, the Partnership or any Subsidiary, as applicable, the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Restricted Shareholder resulting from the grant of Restricted Shares or the lapse of the Restrictions in accordance with Section 3.9 hereof and the Plan. Section 2.4 – Restricted Shares Not Transferable Until the Restrictions hereunder lapse or expire pursuant to this Agreement, neither the Restricted Shares (including any shares received by holders thereof with respect to Restricted Shares as a result of share dividends, share splits or any other form of recapitalization) nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Restricted Shareholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, subject to the Ownership Limit (as defined in the Articles of Incorporation of the Company), this Section 2.4 shall not prevent transfers by will or by the applicable laws of descent and

4 distribution; provided further, however, that transfers following the lapsing or expiration of the Restrictions are further subject to Section 3.1 hereof. Section 2.5 – Restrictions on New Shares Without limiting the terms and conditions of Section 11.3 of the Plan, in the event that the outstanding Common Shares are changed into or exchanged for a different number or kind of capital shares or other securities of the Company or of another corporation by reason of merger, consolidation, recapitalization, reclassification, share split, share dividend or combination of shares, such new or additional or different shares or securities which are issued upon conversion of or in exchange or substitution for Restricted Shares which are then subject to Restrictions shall be considered to be Restricted Shares and shall be subject to all of the Restrictions, unless the Committee provides for the expiration of the Restrictions on the Restricted Shares underlying the distribution of the new or additional or different shares or securities. Section 2.6 – Section 83(b) The Restricted Shareholder covenants that he or she will not make an election under Section 83(b) of the Code with respect to the receipt of any Restricted Shares without the consent of the Company, which the Company may grant or withhold in its sole discretion. ARTICLE III. MISCELLANEOUS Section 3.1 - Additional Restrictions as to Ownership and Transfer (a) Notwithstanding any provision of this Agreement to the contrary, if the Restricted Shareholder is subject to Section 16 of the Exchange Act on the date on which the Restricted Shares are granted, the Restricted Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date on which the Restricted Shares were granted unless otherwise exempt under Rule 16b-3. (b) The Restricted Shares (whether or not the Restrictions have lapsed with respect to such Restricted Shares) shall be subject to the restrictions on ownership and transfer set forth in the Articles of Incorporation of the Company. Section 3.2 – Conditions to Issuance of Share Certificates Restricted Shares may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. To the extent the Company or the Partnership issues certificates, it shall not be required to issue or deliver any certificate or certificates for shares pursuant to this Agreement prior to fulfillment of all of the following conditions: (a) The admission of such shares to listing on all stock exchanges on which such class of shares is then listed;

5 (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience; and (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax to the Company, the Partnership or a Subsidiary, as applicable. Section 3.3 – Escrow (a) The Restricted Shareholder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Restricted Shares which are subject to the Restrictions from the Restricted Shareholder to the Company or the Partnership, as applicable, in the event of forfeiture of such shares pursuant to Section 2. (b) To insure the availability for delivery of the Restricted Shares upon forfeiture pursuant to Section 2, the Restricted Shareholder hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such shares, if any, forfeited pursuant to this Agreement and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Shares, if any, together with the share assignment duly endorsed in blank, attached hereto as Exhibit A. The Restricted Shares and share assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Restricted Shareholder attached hereto as Exhibit B, until all of the Restrictions expire or shall have been removed. Upon the lapse of the Restrictions on the Restricted Shares, the escrow agent shall promptly deliver to the Restricted Shareholder the certificate or certificates representing such shares in the escrow agent’s possession belonging to the Restricted Shareholder, if any, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment. Section 3.4 – Ownership Limit and REIT Status. Notwithstanding anything contained herein, the Restrictions on the Restricted Shares shall not lapse: (a) to the extent the lapsing of such Restrictions could cause the Restricted Shareholder to be in violation of the Ownership Limit; or

6 (b) if, in the discretion of the Administrator, the lapsing of such Restrictions could impair the Company’s status as a REIT. Section 3.5 – Notices Any notice to be given by the Restricted Shareholder under the terms of this Agreement shall be addressed to the Secretary of the Company. Any notice to be given to the Restricted Shareholder shall be addressed to him or her at the most recent address in the Company records. By a notice given pursuant to this Section 3.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Restricted Shareholder shall, if Restricted Shareholder is then deceased, be given to the Restricted Shareholder’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 3.5. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above. Section 3.6 – Rights as Shareholder Except as otherwise provided herein, upon the delivery of Restricted Shares to the escrow holder pursuant to Section 3.3 hereof, the holder of the Restricted Shares shall have all the rights of a shareholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and the right to receive all dividends or other distributions paid or made with respect to the Restricted Share. Section 3.7 – Conformity to Securities Laws The Restricted Shareholder acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Shares are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Restricted Shares shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Section 3.8 – Amendments This Agreement and the Plan may be amended without the consent of the Restricted Shareholder; provided, however, that no such amendment shall, without the consent of the Restricted Shareholder, impair any rights of the Restricted Shareholder under this Agreement. Section 3.9 – Tax Withholding The Company or the Partnership, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to the Restricted Shareholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance or vesting of the Restricted Shares. Subject to Section 3.1, the Committee may in its discretion and in satisfaction of the foregoing requirement allow the Restricted Shareholder to elect to have the Company or the Partnership, as applicable, withhold Common Shares otherwise issuable under this Award or allow the surrender of other Common Shares held by the Restricted Shareholder (including, without limitation, Common Shares that have vested prior to or

7 concurrent with the issuance or vesting of the Restricted Shares hereunder, whether in connection with this Award or otherwise, but excluding Common Shares that remain subject to any vesting or holding period requirements) having a fair market value equal to the sums required to be withheld. The number of Common Shares which may be withheld or surrendered with respect to the issuance or vesting of the Restricted Shares in order to satisfy the Restricted Shareholder’s federal and state income and payroll tax liabilities with respect to the issuance or vesting of the Restricted Shares shall be no greater than the number of Common Shares which have a fair market value on the date of withholding or surrender equal to the aggregate amount of the withholding taxes based on the maximum statutory withholding rates in the Restricted Shareholder’s applicable jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to his or her taxable income. Section 3.10 – Governing Law This Agreement shall be administered, interpreted and enforced under the internal laws of the state of North Carolina without regard to conflicts of laws thereof. Section 3.11 – Stop Transfer Instructions To ensure compliance with the Restrictions, the Company may issue appropriate “stop transfer” instructions to its transfer agent with respect to the Restricted Shares. Section 3.12 – Clawback In consideration for the grant of this Award, the Restricted Shareholder agrees to be subject to (a) any compensation clawback, recoupment or similar policies of the Company, the Partnership or any Subsidiary that may be in effect from time to time, whether adopted before or after the date of this Award (including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd- Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder), and (b) such other compensation clawbacks as may be required by applicable law ((a) and (b) together, the “Clawback Provisions”). The Restricted Shareholder acknowledges that the Clawback Provisions are not limited in their application to the Award, or to amounts received in connection with the Award. Section 3.13 – Electronic Signature The parties hereto agree that this Agreement, and the exhibits hereto, may be executed and delivered by electronic means, and that such electronic delivery and signature will have the same effect as physical delivery and signature. [SIGNATURE PAGE FOLLOWS]

8 IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto. TANGER INC., a corporation organized under the laws of North Carolina By: Name:__________________ Title:___________________ TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina Limited Partnership By: TANGER INC., its sole General Partner By: Name:_______________ Title:________________ RESTRICTED SHAREHOLDER _____________________________ «Executive»

9 EXHIBIT A TO RESTRICTED SHARE AGREEMENT SHARE ASSIGNMENT SEPARATE FROM CERTIFICATE(S) FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto Tanger Inc., a corporation organized under the laws of North Carolina (the “Company”), pursuant to the forfeiture provision under that certain Restricted Share Agreement, dated [DATE] by and between the undersigned, the Company, and Tanger Properties Limited Partnership, a limited partnership organized under the laws of North Carolina (the “Agreement”), _______________ (_______________) Common Shares of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company’s Secretary to transfer said Common Shares on the books of the Company with full power of substitution in the premises. This Share Assignment Separate from Certificate(s) may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the forfeiture of Common Shares issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to such forfeiture under the Agreement. Dated: __________________ _________________________________ (Signature) «Executive» (Print Name) (INSTRUCTION: Please do not fill in any blanks other than the “Dated” line, the “Signature” line and the “Print Name” line.)

10 EXHIBIT B TO RESTRICTED SHARE AGREEMENT JOINT ESCROW INSTRUCTIONS Tanger Inc. 3200 Northline Avenue, Suite 360 Greensboro, North Carolina 27408 Attn: Secretary Dear Secretary of Tanger Inc.: As Escrow Agent for Tanger Inc. (the “Company”) and the undersigned holder of Common Shares of the Company (the “Restricted Shareholder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Share Agreement (“Agreement”), dated [DATE], to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions: 1. In the event of the forfeiture of any shares pursuant to Section 2 of the Agreement, the Company or its assignee will give to the Restricted Shareholder and you a written notice specifying the number of Common Shares to be forfeited, the purchase price (if any), and the time for a closing hereunder at the principal office of the Company. The Restricted Shareholder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice. 2. At the closing, you are directed (a) to date any share assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the Common Shares to be transferred, if any, to the Company against the simultaneous delivery to you of any purchase price (which may include suitable acknowledgment of cancellation of indebtedness) for the number of Common Shares being forfeited. 3. The Restricted Shareholder irrevocably authorizes the Company to deposit with you any certificates evidencing Common Shares to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. The Restricted Shareholder does hereby irrevocably constitute and appoint you as the Restricted Shareholder’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all share certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated. 4. This escrow shall terminate upon expiration or exercise in full of the Restrictions described in the Agreement, whichever occurs first. 5. If at the time of termination of this escrow, you should have in your possession any documents, securities, or other property belonging to the Restricted Shareholder, you shall deliver all of same to the Restricted Shareholder and shall be discharged of all further obligations hereunder; provided, however, that, if at the time of termination of this escrow, you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledge holder or other person designated by the Company.

11 6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto. 7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Restricted Shareholder while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith. 8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction. 9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder. 10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you. 11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and the Restricted Shareholder hereby confirms the appointment of such successor or successors as the Restricted Shareholder’s attorney-in-fact and agent to the full extent of your appointment. 12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments. 13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings. 14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by email or fax or upon the third business day following deposit in the United States Post Office, by registered or certified mail with

12 postage and fees prepaid, addressed to the other party at the email address, fax number or physical addresses set forth on the signature pages hereto (or, in the case of the Restricted Stockholder, the email address, fax number or physical address in the Company’s employee records) or at such other email address, fax number or physical address as such party may designate by ten (10) days’ advance written notice to the other party hereto. 15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement. 16. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder. 17. These Joint Escrow Instructions shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part. 18. These Joint Escrow Instructions shall be governed by and interpreted and determined in accordance with the laws of the State of North Carolina, as such laws are applied by North Carolina courts to contracts made and to be performed entirely in North Carolina by residents of that state. [SIGNATURE PAGE FOLLOWS]

13 IN WITNESS WHEREOF, these Joint Escrow Instructions have been executed and delivered by the parties hereto. TANGER INC. a corporation organized under the laws of North Carolina By: Address: 3200 Northline Avenue, Suite 360 Greensboro, NC 27408 RESTRICTED SHAREHOLDER _________________________________ «Executive» ACKNOWLEDGED AND AGREED: ESCROW AGENT By: Address: 3200 Northline Avenue Suite 360 Greensboro, NC 27408